Exhibit 10.41

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT NO. 1

to the

OPTION AND LICENSE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”), is entered into and effective as of October 13, 2017 (the “Amendment Date”), by and between ADIMAB, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and ARSANIS INC., a Delaware corporation having an address at 890 Winter Street, Suite 230, Waltham, MA 02451-1472 (“Arsanis”), for the purpose of amending that certain Option and License Agreement between the Parties dated February 27, 2017 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

BACKGROUND

WHEREAS, Adimab and Arsanis desire to [**]; and

WHEREAS, in connection therewith, Adimab and Arsanis desire to amend the definition of Evaluation Term.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Adimab and Arsanis hereby agree as follows:

1. Section 1.39 of the Agreement is hereby amended and restated to read in its entirety as follows:

“1.39 Evaluation Term” means the time period beginning upon the Effective Date and ending on the earlier of (a) August 9, 2019, and (b) the date that is [**] days after Arsanis receives funding from the Foundation for the conduct of the Funded Project activities described under “Milestone 3 – Phase 1 ready” in the Grant Documents which funding is payable upon achievement of “Milestone 2 – Process Lock” as described in the Grant Documents.”

2. Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

3. This Amendment may be executed in identical counterparts, each of which shall be deemed to be an original, and all of which collectively shall be deemed to be one and the same instrument. In addition, signatures may be exchanged by facsimile or PDF, or, alternatively, this Amendment may be signed electronically.

[Remainder of Page Left Intentionally Blank; Signature Page Follows]

1.

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Amendment to be effective as of the Amendment Date.

ARSANIS INC.:		ADIMAB, LLC:

By:	/s/ Michael Gray	By:	/s/ Tillman U. Gerngross
Title:	COO & CFO	Title:	CEO
Date:	10/16/2017	Date:	10/13/17

2.